UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 2, 2009

Icahn Enterprises L.P.
 (Exact name of registrant as specified in its charter)

Delaware	1-9516	13-3398766
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

767 Fifth Avenue, Suite 4700, New York, NY	10153
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 702-4300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01. Other Events

On March 2, 2009, Icahn Enterprises L.P. (“Icahn Enterprises”) issued a press release announcing that the board of directors of its general partner Icahn Enterprises G.P. Inc. (i) declared a quarterly distribution of $0.25 per unit on its depositary units, which will be paid on March 30, 2009, and (ii) will make its annual distribution to preferred unit holders on March 31, 2009. The press release also announced that Icahn Enterprises will discuss its fourth quarter and 2008 annual results on a conference call and Webcast on March 5, 2009. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01(d) Exhibits.

Exhibit 99.1 - Press Release issued by Icahn Enterprises L.P. dated March 2, 2009.

Exhibit Index

99.1	Press Release issued by Icahn Enterprises L.P. dated March 2, 2009

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICAHN ENTERPRISES L.P.
(Registrant)

By:  Icahn Enterprises G.P. Inc.
        its General Partner

By:  /s/ Dominick Ragone

Dominick Ragone
Principal Financial Officer

Date:  March 2, 2009